PIMCO ETF Trust

Supplement dated November 1, 2022 to the Actively Managed Exchange-Traded Funds Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) dated November 1, 2022, as supplemented from time to time

Disclosure Related to the PIMCO Active Bond Exchange-Traded Fund (the “Fund”)

The Fund will be changing its primary listing exchange from NYSE Arca, Inc. to the New York Stock Exchange on November 14, 2022.

Effective November 14, 2022, all references to “NYSE Arca, Inc.” and “NYSE Arca” applicable to the Fund in the Prospectus and SAI are deleted in their entirety and replaced with “New York Stock Exchange”.

Investors Should Retain This Supplement for Future Reference

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